UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020 (February 18, 2020)

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VNDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Executive Officer

On February 18, 2020, James P. Kelly notified Vanda Pharmaceuticals Inc. (the “Company”) of his resignation as the Company’s Executive Vice President, Chief Financial Officer and Treasurer, effective March 15, 2020, in order to pursue other endeavors.

(c) Appointment of Principal Financial Officer

On February 20, 2020, the Company’s Board of Directors appointed Kevin Moran, age 36, the Company’s Vice President and Controller, as the Company’s Vice President, Acting Chief Financial Officer and Treasurer, effective March 15, 2020. Mr. Moran has served as the Company’s Vice President and Controller since March 2018, and served as the Company’s Controller from December 2012 until March 2018 and in other finance roles at the Company between September 2010 and December 2012. Prior to that, Mr. Moran was a Senior Associate at PricewaterhouseCoopers, an independent registered public accounting firm. Mr. Moran earned his Bachelor of Business Administration in Accounting and Finance and his Master of Science in Accounting from James Madison University.

Mr. Moran’s current annual base salary is $257,250 and he is eligible to receive an annual target bonus equal to 30% of his annual base salary. Mr. Moran will enter into an indemnification agreement requiring the Company to indemnify him to the fullest extent permitted under Delaware law with respect to his service as an officer of the Company. The indemnification agreement will be in substantially the form entered into with the Company’s other executive officers. This form is filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (File No. 333-130759), as originally filed on December 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2020	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
	Name:	Timothy Williams
	Title:	Senior Vice President, General Counsel and Secretary